UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2009

Glu Mobile Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2207 Bridgepointe Parkway, Suite 250 San Mateo, California	94404
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 532-2400

n/a
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Glu Mobile Inc. (the “Company”) approved the Glu Mobile Inc. 2009 Executive Bonus Plan, effective as of January 1, 2009 (the “Bonus Plan”), in which the Company’s executive officers participate. The material terms of the Bonus Plan are as follows:

•	Target bonus levels are a percentage of the participant’s annual base salary.

•	Bonuses are earned and paid on an annual basis.

•	50% of the bonus may be earned based on the Company achieving at least 105% of its annual Corporate GAAP Revenue (as defined in the Bonus Plan) and 50% of the bonus may be earned based on the Company achieving at least 105% of its annual Corporate Non-GAAP Operating Margin (as defined in the Bonus Plan), with each component of the bonus evaluated independently of the other.

•	If the Company meets either component at 105% of its plan, then the participant earns 100% of the bonus related to that component, whether or not the Company meets the 105% threshold on the other component. If the Company meets either component at or above 115% of its plan, then the participant earns 130% of the bonus related to that component; however, before either component of the bonus may be earned above target, the 105% threshold must be met on the other component.

•	If the Company achieves both the Corporate GAAP Revenue and the Corporate Non-GAAP Operating Margin components above the 105% minimum threshold but below the 115% maximum threshold, then the bonus earned will be calculated on a straight-line basis.

On February 25, 2009, the Committee also established the target bonuses under the Bonus Plan for the Company’s executive officers as follows:

	2008 Target	2009 Target		2009 Target
Executive Officer	Percentage	Percentage	2009 Salary	Bonus
L. Gregory Ballard	75%	85%	$281,250	$239,063
Jill S. Braff	50%	50%	$270,000	$135,000
Kevin S. Chou	30%	40%	$225,000	$90,000
Alessandro Galvagni	50%	50%	$270,000	$135,000
Eric R. Ludwig	50%	50%	$250,000	$125,000
Thomas M. Perrault	30%	40%	$210,000	$84,000

The foregoing description of the Bonus Plan is qualified in its entirety by reference to the actual terms of the Bonus Plan. The Bonus Plan is filed as Exhibit 10.01 to this report and is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
10.01	Glu Mobile Inc. 2009 Executive Bonus Plan, effective as of January 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date: March 3, 2009	By:	/s/ L. Gregory Ballard
Name: L. Gregory Ballard Title: Chief Executive Officer

EXHIBIT INDEX

No.	Description
10.01	Glu Mobile Inc. 2009 Executive Bonus Plan, effective as of January 1, 2009.

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